Exhibit 10.1

TRANSFER AGREEMENT

            This Transfer Agreement (this “Agreement”) is entered into on August 7, 2019, by and among Masthercell Global Inc., a Delaware corporation (the “Company”), Orgenesis Inc., a Nevada corporation (“Orgenesis Parent”), and GPP-II Masthercell, LLC, a Delaware limited liability company (“Investor”).

PRELIMINARY STATEMENTS

            I. Current Status

            Whereas, as a result of the Reorganization (as defined in that certain Stock Purchase Agreement, dated June 28, 2018, by and among the Company, Orgenesis Parent and Investor (the “Purchase Agreement”)), the Company currently owns (i) all of the equity interests (the “Israel Sub Equity Interests”) of Atvio Biotech Ltd., a company organized under the laws of Israel (“Israel Sub”) and (ii) 94.12% of the equity interests (the “South Korea Sub Equity Interests” and together with the Israel Sub Equity Interests, the “Designated Subsidiary Equity Interests”) of CureCell Co., Ltd., a Korean stock corporation (the “South Korea Sub” and together with the Israel Sub, the “Designated Subsidiaries”).

            II. Old Subsidiary Loans

            Whereas, pursuant to certain loan agreements dated as of April 4, 2018, Orgenesis Parent made loans to Israel Sub in the aggregate amount of $1,000,000 (the “Old Israel Sub Loans”) and to the South Korea Sub in the aggregate amount of $1,344,000 plus accumulated interest (the “Old South Korea Sub Loans”, and collectively with the Old Israel Sub Loans, the “Old Subsidiary Loans”). Pursuant to the Contribution, Assignment and Assumption Agreement, dated June 28, 2018, Orgenesis Parent’s interests in the Old Subsidiary Loans were transferred to the Company by Orgenesis Parent as part of the Reorganization. The Company desires to (a) convert the Old Israel Sub Loans to the equity capital of the Israel Sub for additional shares of the Israel Sub and (b) cancel the Old South Korea Sub Loans; provided, that if such cancellation causes any cancellation of indebtedness or other taxable income or any similar tax liability for which the Company is liable, Orgenesis Parent shall indemnify and hold the Company harmless from any such liability.

            III. Transfer of Designated Subsidiary Equity Interests

            Whereas, the Company is no longer willing to finance the operations of the Designated Subsidiaries given their current operations, and has informed Orgenesis Parent that it is willing to liquidate the Designated Subsidiaries. Orgenesis Parent is willing to finance the operations of the Designated Subsidiaries and the Company has agreed to transfer the Designated Subsidiaries to Orgenesis Parent instead of liquidating them, upon the terms and subject to the conditions set forth in this Agreement.

            Whereas, Orgenesis Parent desires to acquire, and the Company desires to transfer to Orgenesis Parent, all of the Israel Sub Equity Interests and the South Korea Sub Equity Interests, upon the terms and subject to the conditions set forth in this Agreement. Terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

            IV. Amendment to New Subsidiary Loans

            Whereas, since the date of the Reorganization, the Company made additional loans to Israel Sub in the aggregate amount of $1,250,000 (the “New Israel Sub Loans”) and advances to the South Korea Sub in the aggregate amount of $1,230,000 (the “New South Korea Sub Loans”, and collectively with the New Israel Sub Loans, the “New Subsidiary Loans”), and the Loan Agreements reflecting such New Subsidiary Loans are attached as Exhibit A hereto. The parties hereto wish to enter into a loan agreement in order to confirm the principal amount of the New South Korea Sub Loans as US$1,230,000, made available to the South Korea Sub on or since June 28, 2018, and amend the interest rate and the maturity date of such New South Korea Sub Loans. The parties hereto desire to amend the New Israel Sub Loan upon the terms and subject to the conditions set forth in this Agreement.

AGREEMENT

            Now, therefore, in consideration of the promises and the mutual promises herein made, and in consideration of the covenants and other valuable consideration herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1.        Transfer of Designated Subsidiary Equity Interests. Orgenesis Parent shall pay the Company one dollar ($1.00), which represents the fair market value of the Designated Subsidiary Equity Interests, in exchange for the Designated Subsidiary Equity Interests, and the Company hereby sells, transfers, assigns, conveys and delivers to Orgenesis Parent all of the Company’s right, title and interest in and to the Designated Subsidiary Equity Interests.

            2.        Representations.

                          (a)        Orgenesis Parent represents and warrants that Orgenesis Parent (i) is an “accredited investor” as such term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), (ii) understands and acknowledges that the Designated Subsidiary Equity Interests have not been and will not be registered under the Securities Act, or applicable State or other securities Laws, are being sold pursuant to an exemption from the registration requirements of the Securities Act, and may not be offered or sold in the United States except in transactions exempt from the registration requirements of the Securities Act and applicable State securities Laws then in effect, (iii) is acquiring the Designated Subsidiary Equity Interests for investment purposes, and not with a view to the resale or distribution thereof in violation of the Securities Act, and (iv) is familiar with the business, operations, condition (financial or otherwise) and prospects of the Designated Subsidiaries and has independently and without reliance upon the Company or Investor, and based on such information as Orgenesis Parent has deemed appropriate, made its own analysis and decision to purchase the Designated Subsidiary Equity Interests and acknowledges that the Company and Investor have not given Orgenesis Parent any investment advice, credit information or opinion on whether the purchase of the Designated Subsidiary Equity Interests is prudent.

                          (b)        Each of the Company, Investor, Israel Sub, South Korea Sub and Orgenesis Parent acknowledges and agrees that (i) the Designated Subsidiary Equity Interests and the Designated Subsidiaries are being transferred to Orgenesis Parent without recourse and on an “as is/where is” basis and (ii) NEITHER THE COMPANY, THE INVESTOR, NOR ANY OTHER PERSON MAKES ANY REPRESENTATION OR WARRANTY, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, WITH RESPECT TO THE DESIGNATED SUBSIDIARIES OR THE DESIGNATED SUBSIDIARY EQUITY INTERESTS OR THEIR BUSINESS, OPERATIONS, ASSETS, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS. ORGENESIS PARENT HEREBY EXPRESSLY WAIVES ANY CLAIMS AND CAUSES OF ACTION AND ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE IN EACH CASE RELATING TO THE DESIGNATED SUBSIDIARIES AND THE DESIGNATED SUBSIDIARY EQUITY INTERESTS AND NEITHER THE COMPANY, NOR INVESTOR, NOR ANY OTHER PERSON IS MAKING ANY REPRESENTATION OR WARRANTY TO ORGENESIS PARENT WITH RESPECT TO ANY FINANCIAL PROJECTION OR FORECAST RELATING TO THE BUSINESS, OPERATIONS, ASSETS, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS OF THE DESIGNATED SUBSIDIARIES OR THE DESIGNATED SUBSIDIARY EQUITY INTERESTS.

                          (c)        Each of Orgenesis Parent and the Company acknowledge and agree that all corporate approvals by the Company that are necessary for the transactions contemplated herein have been taken.

            3.        Release by the Company and Investor. Each of the Company and Investor, for itself and each of its subsidiaries, Affiliates, and its and their heirs, personal representatives, successors, assigns, managers, directors, officers, employees, agents, and other representatives (collectively, the “Company Releasors”), hereby (a) forever fully and irrevocably releases and discharges Orgenesis Parent, each of its Subsidiaries, and each of their respective predecessors, successors, direct or indirect subsidiaries and past and present equityholders, members, managers, directors, officers, employees, agents, and other representatives (collectively, the “Orgenesis Released Parties”) from any and all actions, suits, claims, demands, debts, agreements, obligations, promises, judgments, or liabilities of any kind whatsoever in law or equity and causes of action of every kind and nature, or otherwise (including, claims for damages, costs, expense, and attorneys’, brokers’ and accountants fees and expenses) arising out of or related to Israel Sub or South Korea Sub, which the Company Releasors can, shall or may have against the Orgenesis Released Parties, whether known or unknown, suspected or unsuspected, unanticipated as well as anticipated as of the date hereof (collectively, the “Company Released Claims”), and (b) irrevocably agree to refrain from directly or indirectly asserting any claim or demand or commencing (or causing to be commenced) any Proceeding against any Orgenesis Released Party based upon any Company Released Claim. Notwithstanding the preceding sentence of this Section 3, “Company Released Claims” does not include, and the provisions of this Section 3 shall not release or otherwise diminish, (i) the obligations of any party set forth in or arising under any provisions of this Agreement, (ii) the rights of the Company and obligations of Orgenesis Parent, Israel Sub and South Korea Sub, as applicable, under the Old Subsidiary Loans, or (iii) the rights of the Company and obligations of Orgenesis Parent, Israel Sub and South Korea Sub, as applicable, under the New Subsidiary Loans.

            4.        Release by Orgenesis Parent. Orgenesis Parent, for itself and each of its subsidiaries (other than, for the avoidance of doubt, the Israel Sub and the South Korea Sub) and its and their representatives, successors, assigns, managers, directors, officers, employees, agents, and other representatives (collectively, the “Orgenesis Releasors”), hereby (a) forever fully and irrevocably releases and discharges Investor, the Company, each of its Subsidiaries (other than Israel Sub and South Korea Sub), and each of their respective predecessors, successors, and past and present equity holders, members, managers, directors, officers, employees, agents, and other representatives (collectively, the “Company Released Parties”) from any and all actions, suits, claims, demands, debts, agreements, obligations, promises, judgments, or liabilities of any kind whatsoever in law or equity and causes of action of every kind and nature, or otherwise (including, claims for damages, costs, expense, and attorneys’, brokers’ and accountants fees and expenses) arising out of or related to Israel Sub or South Korea Sub, which the Orgenesis Releasors can, shall or may have against the Company Released Parties, whether known or unknown, suspected or unsuspected, unanticipated as well as anticipated as of the date hereof (collectively, the “Orgenesis Released Claims”), and (b) irrevocably agree to refrain from directly or indirectly asserting any claim or demand or commencing (or causing to be commenced) any Proceeding against any Company Released Party based upon any Orgenesis Released Claim. Notwithstanding the preceding sentence of this Section 4, “Orgenesis Released Claims” does not include, and the provisions of this Section 4 shall not release or otherwise diminish, the obligations of any party set forth in or arising under any provisions of this Agreement.

            5.        Release by Israel Sub and South Korea Sub. Each of Israel Sub and South Korea Sub, for itself and their successors, assigns, managers, directors, officers, employees, agents, and other representatives (collectively, the “Subsidiary Releasors”), hereby (a) forever fully and irrevocably releases and discharges the Company Released Parties from any and all actions, suits, claims, demands, debts, agreements, obligations, promises, judgments, or liabilities of any kind whatsoever in law or equity and causes of action of every kind and nature, or otherwise (including, claims for damages, costs, expense, and attorneys’, brokers’ and accountants fees and expenses), which the Subsidiary Releasors can, shall or may have against the Company Released Parties, whether known or unknown, suspected or unsuspected, unanticipated as well as anticipated as of the date hereof (collectively, the “Subsidiary Company Released Claims”), (b) forever fully and irrevocably releases and discharges the Orgenesis Released Parties from any and all actions, suits, claims, demands, debts, agreements, obligations, promises, judgments, or liabilities of any kind whatsoever in law or equity and causes of action of every kind and nature, or otherwise (including, claims for damages, costs, expense, and attorneys’, brokers’ and accountants fees and expenses) arising out of or related to Israel Sub or South Korea Sub, which the Subsidiary Releasors can, shall or may have against the Orgenesis Released Parties, whether known or unknown, suspected or unsuspected, unanticipated as well as anticipated as of the date hereof (collectively, the “Subsidiary Orgenesis Released Claims”), (c) irrevocably agree to refrain from directly or indirectly asserting any claim or demand or commencing (or causing to be commenced) any Proceeding against any Company Released Party based upon any Subsidiary Company Released Claim, and (d) irrevocably agree to refrain from directly or indirectly asserting any claim or demand or commencing (or causing to be commenced) any Proceeding against any Orgenesis Released Party based upon any Subsidiary Orgenesis Released Claim. Notwithstanding the preceding sentence of this Section 5, “Subsidiary Company Released Claims” and “Subsidiary Orgenesis Released Claims” does not include, and the provisions of this Section 5 shall not release or otherwise diminish, the obligations of any party set forth in or arising under any provisions of this Agreement.

            6.        Indemnification. Orgenesis Parent, Israel Sub and South Korea Sub will jointly and severally (a) pay, fully satisfy and discharge, and (b) indemnify, defend and hold harmless each of the Company Released Parties from and against, the entirety of any Adverse Consequences resulting from, arising out of, relating to, or caused by any claims made against any Company Released Party by any Person that is not a party to this Agreement and that result from, arise out of, relate to, or are caused by Israel Sub or South Korea Sub (including, but not limited to, any claims related to the ownership of Israel Sub or South Korea Sub). For the avoidance of doubt, this indemnification shall not relate to any claim for breach of the Company’s or Investor’s express obligations set forth in this Agreement.

            7.        Subsidiary Loans.

            (a) The terms of the New Subsidiary Loans are hereby amended such that:

            (i)        Orgenesis Parent shall immediately repay the New Subsidiary Loans in full to the Company or cause the New Subsidiary Loans to be immediately repaid in full to the Company upon the earliest of (A) a Sale of the Company (as defined in the Stockholders’ Agreement), (B) any sale or transfer of any of the equity interests of the Company owned by Orgenesis Parent, or (C) any sale or transfer of all or substantially all of the equity interests of Orgenesis Parent or all or substantially all of the assets of Orgenesis Parent; provided, that in each case the obligation to repay the New Subsidiary Loans shall be limited to the amount of the proceeds that would otherwise be received by Orgenesis Parent (or the seller in such transaction) as a result of such transactions and any unpaid balance shall be paid at the Maturity Date;

            (ii)        Orgenesis Parent shall immediately repay the New South Korea Sub Loans in full to the Company or cause the New South Korea Sub Loans to be immediately repaid in full to the Company upon any sale or transfer of any of the equity interests or all or substantially all of the assets of the South Korea Sub; provided, that in each case the obligation to repay the New South Korea Sub Loans shall be limited to the amount of the proceeds that would otherwise be received by the seller in such transaction as a result of such transaction and any unpaid balance shall be paid at the Maturity Date; and

            (iii)        Orgenesis Parent shall immediately repay the New Israel Sub Loans in full to the Company or cause the New Israel Sub Loans to be immediately repaid in full to the Company upon any sale or transfer of any of the equity interests or all or substantially all of the assets of the Israel Sub, provided, that in each case the obligation to repay the New Israel Sub Loans shall be limited to the amount of the proceeds that would otherwise be received by the seller in such transaction as a result of such transaction and any unpaid balance shall be paid at the Maturity Date.

            (b)        The Company, immediately prior to the other transactions contemplated herein, will (i) convert the Old Israel Sub Loans to the equity capital of the Israel Sub for additional shares of the Israel Sub (provided that it is agreed that the certificate representing such additional shares may be delivered after the date hereof and that Orgenesis Parent (and not the Company) shall be responsible for taking all actions necessary under Israel law to properly issue such share and such certificates) and (ii) cancel the Old South Korea Sub Loans.

            8.        Termination of Use of Shared Employees by Orgenesis Parent. After the date hereof, Orgenesis Parent and each of its Subsidiaries shall immediately and fully cease all use or engagement of any employees or services providers of the Company or any of its Subsidiaries.

            9.        Future Subcontractor Services of Israel Sub or South Korea Sub. After the date hereof, if (a) the Company and/or its Subsidiaries determine that the services of a third party subcontractor are needed by the Company and/or its Subsidiaries in Israel or South Korea and the Israel Sub and/or the South Korea Sub provide such services, and (b) the Company, in its sole discretion, approves of the quality of such services provided by the Israel Sub and the South Korea Sub, then the Company and/or its Subsidiaries shall utilize the services of Israel Sub and/or South Korea Sub for such third party subcontracting services, on terms and at prices (in accordance with standard fair market rates) that shall be mutually agreed between the Company and Orgenesis Parent at the time of any such engagement for such services.

            10.      Manufacturing Services Contract Between MC Belgium and/or MC US and Orgenesis Parent. After the date hereof, if Orgenesis Parent determines that it needs manufacturing services of the type offered by MaSTherCell S.A., a company organized under the laws of Belgium (“MC Belgium”) and/or Masthercell U.S., LLC, a Delaware limited liability company (“MC US”), the Company (on behalf of MC Belgium or MC US, as applicable) and Orgenesis Parent shall use good faith efforts to negotiate and execute a contract that contemplates MC Belgium or MC US, as applicable, providing such manufacturing services to Orgenesis Parent; provided, that such contract shall be on terms and at prices (in accordance with standard fair market rates) that are mutually agreed between the Company and Orgenesis Parent at the time any such contact is executed, and, in the case of a contract with MC Belgium, shall include the services (for a specified and mutually agreed number of hours and for a specified and mutually agreed period of time) of at least two (2) MC Belgium project managers involved in the provision of such services.

            11.      Public Disclosures and Press Releases. Attached as Exhibit B is a joint press release that will be issued by Orgenesis Parent and the Company related to the transactions contemplated by this Agreement. No other press releases or other public disclosures or statements will be made by Orgenesis Parent or the Company or Investor or any of their subsidiaries or representatives related to the transactions contemplated by this Agreement, provided that Orgenesis Parent may describe or refer to the transactions contemplated by this Agreement to the extent required customary or advisable in any of its SEC filings, in Orgenesis Parent’s sole discretion, so long as the description of such transactions in such SEC filings is consistent in all material respects with the description of such transactions in the press release attached as Exhibit B. For the avoidance of doubt, Orgenesis Parent will be required to disclose more detailed financial information relating to the transaction which will not be contained in the attached press release.

            12.      Engagement of Company Counsel. After the date hereof, the Company, Orgenesis Parent and Company shall use good faith efforts to cause the Company to engage legal counsel to the Company that is mutually agreed between Orgenesis Parent and Company.

            13.      Restrictive Covenants and Material Underperformance Event.

            (a)        Subject to the provisions of Section 13(b) below, each of Israel Sub and South Korea Sub agree to be bound by Sections 5.2, 5.3, 5.4, 5.5, 5.6 and 5.7 of the Stockholders’ Agreement as if Israel Sub and South Korea Sub were included in the terms “Restricted Stockholders” and “Stockholders” in the same manner as Orgenesis Parent. For the avoidance of doubt, Israel Sub and South Korea Sub shall be able to conduct any Business (as defined in the Stockholders Agreement) that Orgenesis Parent is permitted to conduct under the Stockholders’ Agreement and Purchase Agreement. Israel Sub and South Korea Sub shall not, and they shall cause their subsidiaries and representatives not to, use the Masthercell name or logo other than (x) to the extent required in any of Orgenesis Parent’s SEC filings, (y) Orgenesis Parent referring to the Company as a subsidiary of Orgenesis Parent (including on Orgenesis Parent’s website), and (z) in private conversations or interactions, with customers or potential customers of the South Korea Sub or the Israel Sub to inform such customers that they can use the Company for services outside of South Korea and Israel, (provided that, for the avoidance of doubt, it is agreed that the Masthercell name and logo may not be used by such persons in any marketing or promotional materials (including on their websites, provided that Orgenesis Parent may refer to Mastercell as one of its subsidiaries on its website as described above)). Orgenesis Parent, Israel Sub and South Korea Sub shall not, and they shall cause their subsidiaries and representatives not to, market or promote in any manner the services of the Israel Sub or the South Korea Sub outside of Israel or South Korea.

            (b)        In addition to Section 13(a), Israel Sub with respect to and within Israel only and South Korea Sub with respect to and within South Korea only, may conduct for customers primarily located within Israel and South Korea, respectively, the business of providing manufacturing and development services to such third parties related to cell and gene therapy products, processes and solutions and providing related manufacturing or development services, and the creation and development of technology, Intellectual Property, tools and optimizations in connection with such manufacturing and development services for such third parties within Israel and South Korea; provided that if such customer of Israel Sub and/or South Korea desires to manufacture or obtain any of the other services described above anywhere outside of Israel or South Korea, then Israel Sub and South Korea Sub will refer the customer to the Company or one of its Subsidiaries for such manufacturing or other services. The Company hereby grants the Israel Sub and the South Korea Sub a nonexclusive license to use the technology licensed to the Company pursuant to the License Agreement, dated December 30, 2016 by and among Orgenesis Parent and MC Belgium (the “QMS License”) so long as (i) the Company has the right to grant such sublicense, (ii) granting such sublicense does not result in the Company incurring any direct or indirect cost, (iii) the Israel Sub and South Korea Sub comply with the terms of the QMS License and only use such technology in the countries of Israel and South Korea, and (iv) Orgenesis, the Israel Sub and the South Korea do not breach any of the terms of Section 13 of this Agreement or any terms of any noncompete, nonsolicit or other restrictive covenant contained in the Shareholders Agreement and the Purchase Agreement.

            (c)        After the date hereof, the Israel Sub and the South Korea Sub shall not be included (i) in any calculation of EBITDA for the purposes of any determination of a Material Underperformance Event under the Stockholders’ Agreement or (ii) within the terms “Company” or “Subsidiary” of the Company for purposes of the Stockholders’ Agreement.

            (d)        In the case of any conflict between Section 13(a) and Section 13(b), Section 13(b) shall supersede and govern the agreement between the parties. For the avoidance of doubt, Section 13(b) shall supersede and govern the agreement between the parties with respect to Section 5.7 of the Stockholders’ Agreement and Section 4.5 of the Purchase Agreement.

            14.      Orgenesis Parent MSA. The parties hereto agree that the “Term” as defined in that certain Management Services Agreement, by and between Orgenesis Parent and the Company, dated June 28, 2018, shall terminate on June 28, 2020.

            15.      Further Assurances. Each of the Company, Orgenesis Parent, Israel Sub and South Korea Sub will take such further reasonable administrative or formal actions (including the execution and delivery of share transfer deeds and such further reasonable administrative or formal instruments and documents) as may be agreed by Investor, Company and Orgenesis Parent as being necessary in order to effect the transactions contemplated by this Agreement, in each case, at the sole cost and expense of Orgenesis Parent.

            16.      Miscellaneous Provisions. The provisions of Article 9 “Miscellaneous” of the Purchase Agreement are incorporated by reference into and made a part of this Agreement other than Section 9.1 and 9.12(b) .

* * * * *

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:
GPP-II MASTHERCELL, LLC

By: /s/ Noah F. Rhodes, III
Name: Noah F. Rhodes, III
Title: President

COMPANY:
MASTHERCELL GLOBAL INC.

By: /s/ Darren Head
Name: Darren Head
Title: CEO

ORGENESIS PARENT:
ORGENESIS INC.

By: /s/ Vered Caplan
Name: Vered Caplan
Title: Chief Executive Officer

ISRAEL SUB:
ATVIO BIOTECH LTD.

By: /s/ Ohad Karnieli
Name: Ohad Karnieli
Title: President

SOUTH KOREA SUB:
CURECELL CO., LTD.

By: /s/ David Kim
Name: David (Taeho) Kim
Title: CEO/Representative Director

[SIGNATURE PAGE TO TRANSFER AGREEMENT]

EXHIBIT A

Loan Agreements Evidencing the New Subsidiary Loans

Please see attached

Exhibit A-1

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) is entered into on and as of the 7 day of August, 2019, by and between Masthercell Global Inc. (the “Lender”) and Atvio Biotech Ltd. (the “Borrower”; and the Lender and the Borrower shall each be referred to hereinafter as a “Party” and collectively as the “Parties”).

WHEREAS, the Lender has made available to the Borrower cash advances in the aggregate amount of US $1,250,000, since June 28, 2018;

WHEREAS, the Parties wish to enter into this Loan Agreement in order to formalize in writing the terms on which such cash advances will be repaid; and

WHEREAS, the Parties have agreed that the full amount of the Loan, together with all unpaid and accrued interest thereon, will be repaid at the earlier of the Maturity Date or immediately after a Liquidation Event (as defined below) of either the Borrower or Orgenesis Inc. (the “Parent”).

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties hereby agree as follows:

1.	The Loan. Aggregate principal amount of US $1,250,000 (the “Loan”).

2.	Repayment and Prepayment.

2.1	Notwithstanding anything to the contrary in this Agreement, the Borrower may prepay the Loan, together with all unpaid and accrued interest thereon, at any time without penalty.

2.2

The Borrower undertakes to repay to the Lender, all of the principal amount of the Loan, together with all unpaid and accrued interest thereon, in US dollars on or before the earlier of (i) August ___, 2024 (the “Maturity Date”) or (ii) the closing of a Liquidation Event of the Borrower or the Parent. If a Liquidation Event has not have occurred prior to the Maturity Date the Maturity Date shall be automatically extended for an additional 5 years. If a Liquidation Event occurred prior to the Maturity Date, then payment upon the closing of the Liquidation Event shall be limited to the amount of the proceeds that would otherwise be received by the seller in such transaction, as a result of such transaction and any unpaid Loan balance, together with all unpaid and accrued interest thereon, shall be paid at the Maturity Date.

2.3	Liquidation Event shall mean the earliest of the following:

(i) a Sale of the Company (as defined in that certain Stockholders’ Agreement of the Lender, dated June 28, 2018, by and among the Parent, the Lender, and other parties thereto);

(ii) any sale or transfer of any of the equity interests of the Lender owned by the Parent;

(iii) any sale or transfer of all or substantially all of the equity interests of the Parent or all or substantially all of the assets of the Parent; or

            (iv) any sale or transfer of any of the equity interests or all or substantially all of the assets of the Borrower.

2.4.        Regulatory limitations. If at the time when a payment is due hereunder there is a local government, money laundering or banking regulation that limits when the Borrower can make such payment, (a) the Borrower shall take all actions necessary to comply with such regulation so as to allow the Borrower to make the payments as soon as possible and the due date for such payment may be delayed for up to five (5) days to allow Borrower to take such actions, and (b) in the case of a Liquidity Event, if after such five (5) day period Borrower has not made such payment to Lender, Lender shall be entitled to retain proceeds from such Liquidity Event and apply such proceeds to the payment of the Loan.

3.	Event of Default. If the Borrower engages in, or is subject to, any of the following events then such event shall be considered an “Event of Default”:

            (i) admits in writing its inability to pay generally its debts as they mature, or

            (ii) makes a general assignment for the benefit of creditors, or

            (iii) is adjudicated a bankrupt or insolvent, or (iv) files a voluntary petition in bankruptcy, or

            (v) takes advantage, as against its creditors, of any bankruptcy law or statute now or hereafter in effect, or

            (vi) has a petition or proceeding filed against it under any provision of any bankruptcy or insolvency or similar law or statute, which petition, or proceeding is not dismissed within 30 days after the date of the commencement thereof, or

            (vii) has a receiver, liquidator, trustee, custodian, conservator, sequestrator or other such person appointed by any court to take charge of its affairs or assets or business and such appointment is not vacated or discharged within 30 days thereafter, or

            (viii) does not pay any principal, interest or other amounts due to the Lender under this Agreement when required by this Agreement, or

            (ix) takes any action in furtherance of any of the foregoing.

Upon the occurrence and during the continuation of any Event of Default, then, in addition to any other rights or remedies available to Lender, the entire unpaid principal amount of the Loan hereunder plus any and all interest accrued thereon shall, at the option of Lender, become due and payable immediately without presentment, demand, notice of nonpayment, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Borrower; provided, however, that if an Event of Default under Section 3(vi) shall occur, then, in addition to any other rights or remedies available to Lender, the entire unpaid principal amount of the Loan hereunder plus any and all interest accrued thereon shall automatically, without notice of any kind, become immediately due and payable.

4.

Interest. The Loan shall bear an interest rate equal to the minimal mid-term applicable federal rate as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended (the “Code”). Borrower and Lender agree to adjust the interest rate from time to time in order for it to be not less than the minimum rate necessary to avoid the imputation of income and gift for tax purposes under Section 7872 of the Code or other applicable law.

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5.	Miscellaneous.

5.1	Amendments: This Agreement shall not be amended, changed or modified in any manner except by an instrument in writing signed by each of the Parties.

5.2

No Waiver: Failure or exercise or delay in exercising any right or remedy under this Agreement by any Party shall not operate as a waiver thereof or of any other right or remedy which such right or remedy which such Party has.

5.3

Severability: In the event that any provision or any provision of any provisions of the Agreement is or proves to be invalid, illegal or unenforceable under applicable laws, the validity of the other provisions hereof shall not be affected the Parties shall negotiate in good faith and agree to such amendments, modification or supplements of or to the Agreement as shall to the maximum extent practicable give effect to the intention of the Parties.

5.4	No Assignment: The Borrower may not assign any of its rights or obligations hereunder without the prior written consent of the Lender.

5.5

Governing Law and Jurisdiction: This Agreement shall be governed by the laws of Delaware. The Parties hereby elect the city of New York, NY as the exclusive place of jurisdiction for all purposes of these presents, and the Borrower hereby irrevocably submit to the exclusive jurisdiction of the competent courts of New York, NY.

5.6

Entire Agreement: This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subject matters hereof and thereof and supersede any prior agreement, understand or contract, written or oral, with respect to the subject matter hereof and thereof.

5.7

Remedies: No right or remedy conferred upon or reserved to the Lender hereunder now or hereafter existing at law or in equity is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and in addition to every other such right or remedy, may be pursued singly, concurrently, successively or otherwise, at the sole discretion of Lender, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur.

5.8

Costs and Expenses: Following the occurrence and during the continuation of any Event of Default, the Borrower shall pay upon demand all costs and expenses (including all reasonable attorneys’ fees and expenses) incurred by the Lender in the exercise of any of its rights, remedies or powers under this Agreement and any amount thereof not paid promptly in accordance with the terms of this Agreement shall be added to the principal sum hereunder and shall bear interest as set forth in Section 4, from the date of such demand until paid in full.

[Signature Pages Follow]

3

            IN WITNESS WHEREOF the Parties have set their hands and seals as of the day and year first above written.

Borrower:

Atvio Biotech Ltd.

By: Ohad Karnieli
Name: Ohad Karnieli
Title: President

Lender:

Masthercell Global Inc.

By: /s/ Darren Head
Name: Darren Head
Title: CEO

[SIGNATURE PAGE TO ATVIO NEW LOAN AGREEMENT]

Exhibit A-2

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) is entered into on and as of the 7 day of August, 2019, by and between Masthercell Global Inc. (the “Lender”) and CureCell Co., Ltd. (the “Borrower”; and the Lender and the Borrower shall each be referred to hereinafter as a “Party” and collectively as the “Parties”).

WHEREAS, the Lender has made available to the Borrower cash advances in the aggregate amount of US $1,230,000, since June 28, 2018;

WHEREAS, the Parties wish to enter into this Agreement in order to confirm the principal amount of the loan as US$1,230,000, made available to the Borrower on or since June 28, 2018, and amend the interest rate and the maturity date of such loan; and

WHEREAS, the Parties have agreed that the full amount of the Loan, together with all unpaid and accrued interest thereon, will be repaid at the earlier of the Maturity Date or immediately after a Liquidation Event (as defined below) of either the Borrower or Orgenesis Inc. (the “Parent”).

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties hereby agree as follows:

1.	The Loan. Aggregate principal amount of US $1,230,000 (the “Loan”).

2.	Repayment and Prepayment.

2.1	Notwithstanding anything to the contrary in this Agreement, the Borrower may prepay the Loan, together with all unpaid and accrued interest thereon, at any time without penalty.

2.2

The Borrower undertakes to repay to the Lender, all of the principal amount of the Loan, together with all unpaid and accrued interest thereon, in US dollars on or before the earlier of (i) August ___, 2024 (the “Maturity Date”) or (ii) the closing of a Liquidation Event of the Borrower or the Parent. If a Liquidation Event has not have occurred prior to the Maturity Date the Maturity Date shall be automatically extended for an additional 5 years. If a Liquidation Event occurred prior to the Maturity Date, then payment upon the closing of the Liquidation Event shall be limited to the amount of the proceeds that would otherwise be received by the seller in such transaction, as a result of such transaction and any unpaid Loan balance, together with all unpaid and accrued interest thereon, shall be paid at the Maturity Date.

2.3	Liquidation Event shall mean the earliest of the following:

            (i) a Sale of the Company (as defined in that certain Stockholders’ Agreement of the Lender, dated June 28, 2018, by and among the Parent, the Lender, and other parties thereto);

            (ii) any sale or transfer of any of the equity interests of the Lender owned by the Parent;

            (iii) any sale or transfer of all or substantially all of the equity interests of the Parent or all or substantially all of the assets of the Parent; or

(iv)        any sale or transfer of any of the equity interests or all or substantially all of the assets of the Borrower.

2.4.        Regulatory limitations. If at the time when a payment is due hereunder there is a local government, money laundering or banking regulation that limits when the Borrower can make such payment, (a) the Borrower shall take all actions necessary to comply with such regulation so as to allow the Borrower to make the payments as soon as possible and the due date for such payment may be delayed for up to five (5) days to allow Borrower to take such actions, and (b) in the case of a Liquidity Event, if after such five (5) day period Borrower has not made such payment to Lender, Lender shall be entitled to retain proceeds from such Liquidity Event and apply such proceeds to the payment of the Loan.

3.	Event of Default. If the Borrower engages in, or is subject to, any of the following events then such event shall be considered an “Event of Default”:

            (i) admits in writing its inability to pay generally its debts as they mature, or

            (ii) makes a general assignment for the benefit of creditors, or

            (iii) is adjudicated a bankrupt or insolvent, or (iv) files a voluntary petition in bankruptcy, or

            (v) takes advantage, as against its creditors, of any bankruptcy law or statute now or hereafter in effect, or

            (vi) has a petition or proceeding filed against it under any provision of any bankruptcy or insolvency or similar law or statute, which petition, or proceeding is not dismissed within 30 days after the date of the commencement thereof, or

            (vii) has a receiver, liquidator, trustee, custodian, conservator, sequestrator or other such person appointed by any court to take charge of its affairs or assets or business and such appointment is not vacated or discharged within 30 days thereafter, or

            (viii) does not pay any principal, interest or other amounts due to the Lender under this Agreement when required by this Agreement, or

            (ix) takes any action in furtherance of any of the foregoing.

Upon the occurrence and during the continuation of any Event of Default, then, in addition to any other rights or remedies available to Lender, the entire unpaid principal amount of the Loan hereunder plus any and all interest accrued thereon shall, at the option of Lender, become due and payable immediately without presentment, demand, notice of nonpayment, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Borrower; provided, however, that if an Event of Default under Section 3(vi) shall occur, then, in addition to any other rights or remedies available to Lender, the entire unpaid principal amount of the Loan hereunder plus any and all interest accrued thereon shall automatically, without notice of any kind, become immediately due and payable.

4.

Interest. The Loan shall bear an interest rate equal to the minimal mid-term applicable federal rate as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended (the “Code”). Borrower and Lender agree to adjust the interest rate from time to time in order for it to be not less than the minimum rate necessary to avoid the imputation of income and gift for tax purposes under Section 7872 of the Code or other applicable law.

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5.	Miscellaneous.

5.1	Amendments: This Agreement shall not be amended, changed or modified in any manner except by an instrument in writing signed by each of the Parties.

5.2

No Waiver: Failure or exercise or delay in exercising any right or remedy under this Agreement by any Party shall not operate as a waiver thereof or of any other right or remedy which such right or remedy which such Party has.

5.3

Severability: In the event that any provision or any provision of any provisions of the Agreement is or proves to be invalid, illegal or unenforceable under applicable laws, the validity of the other provisions hereof shall not be affected the Parties shall negotiate in good faith and agree to such amendments, modification or supplements of or to the Agreement as shall to the maximum extent practicable give effect to the intention of the Parties.

5.4	No Assignment: The Borrower may not assign any of its rights or obligations hereunder without the prior written consent of the Lender.

5.5

Governing Law and Jurisdiction: This Agreement shall be governed by the laws of Delaware. The Parties hereby elect the city of New York, NY as the exclusive place of jurisdiction for all purposes of these presents, and the Borrower hereby irrevocably submit to the exclusive jurisdiction of the competent courts of New York, NY.

5.6

Entire Agreement: This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subject matters hereof and thereof and supersede any prior agreement, understand or contract, written or oral, with respect to the subject matter hereof and thereof.

5.7

Remedies: No right or remedy conferred upon or reserved to the Lender hereunder now or hereafter existing at law or in equity is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and in addition to every other such right or remedy, may be pursued singly, concurrently, successively or otherwise, at the sole discretion of Lender, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur.

5.8

Costs and Expenses: Following the occurrence and during the continuation of any Event of Default, the Borrower shall pay upon demand all costs and expenses (including all reasonable attorneys’ fees and expenses) incurred by the Lender in the exercise of any of its rights, remedies or powers under this Agreement and any amount thereof not paid promptly in accordance with the terms of this Agreement shall be added to the principal sum hereunder and shall bear interest as set forth in Section 4, from the date of such demand until paid in full.

[Signature Pages Follow]

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            IN WITNESS WHEREOF the Parties have set their hands and seals as of the day and year first above written.

Borrower:

CureCell Co., Ltd.

By: /s/ David Kim
Name: David (Taeho) Kim
Title: CEO/Representative Director

Lender:

Masthercell Global Inc.

By: /s/ Darren Head
Name: Darren Head
Title: CEO

[SIGNATURE PAGE TO CURECELL NEW LOAN AGREEMENT]

EXHIBIT B

Press Release

Orgenesis Reorganizes its Israel and Korea Subsidiaries to Support Continued Growth

GERMANTOWN, MD, US – August XX, 2019 – Orgenesis Inc. (NASDAQ: ORGS), a leading cell and gene therapy enabling company providing centralized CDMO manufacturing and development services through its subsidiary MTH Global, Inc., as well as localized point-of-care development and processing centers, today announces that it has transferred the ownership of its Israeli cell process development business, Atvio Biotech Ltd., and its South Korean cell development and manufacturing business, CureCell Co., Ltd. from its subsidiary, Masthercell Global, to the parent company, Orgenesis, Inc. Atvio and Curecell will provide internal manufacturing services to Orgenesis, and to customers located within Israel and South Korea, respectively. Additional details related to the transaction can be found in the Company’s Form 8-K filed today with the US Securities & Exchange Commission at www.sec.gov.

Vered Caplan, Chief Executive Officer, of Orgenesis, said, “This internal transfer of ownership interests in both Atvio and Curecell are part of a broader initiative to realign resources within the organization to support our continued growth and meet market needs as the cell and gene therapy industry continues to expand in specific areas. Specifically, given the success of Masthercell Global, we are reallocating resources towards further expansion of our CDMO capabilities for third party cell and gene therapy services in North America and Europe. Accordingly, Orgenesis plans to focus resources within Atvio and Curecell towards advancing our ongoing therapeutic development programs, as well as supporting cell manufacturing market needs in their own respective geographical regions. Orgenesis remains extremely encouraged by our continued progress and the traction we are gaining within the market.”

Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements involve substantial uncertainties and risks and are based upon our current expectations, estimates and projections and reflect our beliefs and assumptions based upon information available to us at the date of this release. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including, but not limited to, the success of our reorganized CDMO operations, the success of our partnership with Great Point Partners, LLC, our ability to achieve and maintain overall profitability, the sufficiency of working capital to realize our business plans, the development of our transdifferentiation technology as therapeutic treatment for diabetes which could, if successful, be a cure for Type 1 Diabetes; our technology not functioning as expected; our ability to retain key employees; our ability to satisfy the rigorous regulatory requirements for new procedures; our competitors developing better or cheaper alternatives to our products and the risks and uncertainties discussed under the heading "RISK FACTORS" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended November 30, 2018, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to revise or update any forward-looking statement for any reason.

IR Contact for Orgenesis:
David Waldman
Crescendo Communications, LLC
Tel: 212-671-1021
ORGS@crescendo-ir.com

PR Contact for Orgenesis:
Neil Hunter / Michelle Boxall
Image Box PR
Tel +44 20 8943 4685
neil@imageboxpr.co.uk / michelle@imageboxpr.co.uk